Exhibit 99.1

acacia blue Announces the Separate Trading of its Class A Ordinary Shares, Rights
and Redeemable Warrants Commencing January 10, 2022

NEW YORK, January 7, 2022 (GLOBE NEWSWIRE) — bleuacacia ltd (Nasdaq: BLEUU) (the “Company” or “acacia blue”) announced that, commencing January 10, 2022, holders of the 27,600,000 units sold in the Company’s initial public offering may elect to separately trade the Class A ordinary shares, rights and redeemable warrants included in the units. Those units not separated will continue to trade on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “BLEUU,” and the Class A ordinary shares, rights and redeemable warrants that are separated will trade on Nasdaq under the symbols “BLEU,” “BLEUR” and “BLEUW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares, rights and redeemable warrants.

The Company is focused on partnering with dynamic leaders to accelerate the growth of globally-relevant consumer-facing brands. The acacia blue team is defined by its deep and diverse operating experience, and is led by co-CEOs and co-Chairmen Jide Zeitlin and Lew Frankfort. The Company’s President and Chief Operating Officer is Charlie McGuigan and its Executive Director is Tom Northover.

While the Company may pursue an initial business combination opportunity in any industry or sector, it intends to identify and complete a business transaction in the consumer and retail sectors.

The units were initially offered by the Company in an underwritten offering. Credit Suisse and Citigroup acted as joint book-running managers for the offering. Rice Financial Products acted as co-manager.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from: Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, NC 27560, Telephone: 1-800-221-1037, email: usa.prospectus@credit-suisse.com; or from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, Attention: Prospectus Department, 1155 Long Island Avenue, Edgewood, New York 11717, Telephone: 1-800-831-9146, email: prospectus@citi.com.

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission (the “SEC”) on November 17, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:
Tom Northover
tom@acacia.blue